UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011 (March 3, 2011)

URANIUM 308 CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52476

Nevada	33-1173228
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2808 Cowan Circle
Las Vegas, Nevada  89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 702-425-8662

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 3, 2011, Etania Audit Group P.C. (formerly Davis Accounting Group P.C.) resigned as the registered independent auditor of Uranium 308 Corp.  In addition, on March 4, 2011, the Board of Directors of Uranium 308 Corp. (the “Company”) approved the dismissal and accepted the resignation of Etania Audit Group P.C. (formerly Davis Accounting Group P.C.), as its independent registered public accounting firm, as Davis Accounting Group P.C. was not duly licensed when it issued an audit opinion on the Company’s financial statements included in the Company’s latest Form 10-K for the fiscal year ended December 31, 2009 filed on April 16, 2010, and accordingly, those financial statements are not considered to be audited.  On the same date, the Board of Directors approved and authorized the engagement of the accounting firm of Silberstein Ungar, PLLC, as the Company’s new independent registered public accounting firm.

Davis Accounting Group P.C.’s (“DAG”) report on our financial statements dated March 30, 2010, for the two most recent fiscal years ended December 31, 2009, and 2008, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that DAG’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2009, and 2008, and in the subsequent interim periods through the effective date of resignation and dismissal on March 4, 2011, there were no disagreements, resolved or not, with Etania Audit Group P.C. (formerly Davis Accounting Group P.C.) on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Etania Audit Group P.C. (formerly Davis Accounting Group P.C.) would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the Company’s two most recent fiscal years and the period through the effective date of resignation and dismissal of Etania Audit Group P.C. (formerly Davis Accounting Group P.C.) on March 4, 2011, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Etania Audit Group P.C. with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree.  As of the date of this filing, we have not yet received the requested letter from Etania Audit Group P.C.

During the two most recent fiscal years and the subsequent interim periods through the effective date of appointment of Silberstein Ungar, PLLC (“Silberstein Ungar”), on March 4, 2011, we had not, nor had any person on our behalf, consulted with Silberstein Ungar regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Silberstein Ungar provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and Director

Date: March 11, 2011